UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  March 15, 1999

                            WIRELESS ONE, INC.
              (Exact Name of Registrant as Specified in Charter)


Delaware                         0-26836                      72-1300837
(State or Other            (Commission File Number)         (IRS Employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


2506 Lakeland Drive, Jackson, Mississippi                        39208
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (601) 936-1515

          1080 River Oaks Drive, Suite A150, Jackson, Mississippi
       (Former Name or Former Address, if Changed Since Last Report)

             INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

     On February 11, 1999, Wireless One, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (In re Wireless One, Inc., Case No. 99-295 (PJW)). The Company is operating its business as a debtor-in-possession under the Bankruptcy Code.

     On March 15, 1999, the Company filed a Plan of Reorganization (the "Plan of Reorganization"), a proposed Disclosure Statement (the "Proposed Disclosure Statement") and certain other related documents with the Bankruptcy Court. The Plan of Reorganization is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Proposed Disclosure Statement is attached as Exhibit 99.2 hereto and is incorporated herein by reference. The Plan of Reorganization and the Proposed Disclosure Statement are subject to further revision and amendment. The Proposed Disclosure Statement has not been approved by the Bankruptcy Court for use in the solicitation of acceptances of the Plan of Reorganization pursuant to Section 1125(b) of the Bankruptcy Code. Accordingly, the filing and dissemination of the Proposed Disclosure Statement with the Bankruptcy Court and as an exhibit to this Form 8-K is not intended, nor should it be construed, as such a solicitation, nor should the information contained therein be relied upon for any purpose prior to a determination by the Bankruptcy Court that the Proposed Disclosure Statement contains adequate information. Dissemination of the Proposed Disclosure Statement is controlled by Bankruptcy Rule 3017.

     The projected financial information included in the Proposed Disclosure Statement as well as certain statements made in the Plan of Reorganization and the Proposed Disclosure Statement, including statements that are not a statement of historical fact, may constitute "forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding future liquidity, cash needs and alternatives to address capital needs, and are indicated by words or phrases such as "anticipate," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "management believes," "the Company believes," "the Company intends," "we believe," "we intend," and similar words or phrases.

     Important factors that could cause actual results to differ materially from the Company's expectations include those risk factors set forth in the Proposed Disclosure Statement as well as, without limitation, Bankruptcy Court approval of the Proposed Disclosure Statement and any other needed approvals and confirmation and consummation of the Plan of Reorganization, the ability of the Company to consummate asset dispositions and/or to obtain financing as necessary in order to emerge from bankruptcy and the terms and conditions of any such dispositions and financing, and the possible need for additional DIP financing if the Company's emergence from bankruptcy is delayed, many of which are beyond the control of the Company. Further information regarding these and other factors that might cause future results to differ from those projected in the forward-looking statements is described in more detail under the heading "Factors That May Affect Future Results of the Company" in the Company's Form 10-K for the year ended December 31, 1997, under the heading "Cautionary Statements" in the Company's Form 10-Q for the quarter ended September 30, 1998 and under the heading "Certain Risk Factors to be Considered" in the Proposed Disclosure Statement.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

           (c) Exhibits.

          99.1 Plan of Reorganization dated March 15, 1999.

          99.2 Proposed Disclosure Statement dated March 15,
               1999.


                          SIGNATURES


          Pursuant   to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIRELESS ONE, INC.,
                              a Delaware corporation


Date:  March 15, 1999         /s/ Henry M. Burkhalter
                             -------------------------
                                  Henry M. Burkhalter
                                  Chief Executive Officer



                         EXHIBIT INDEX

EXHIBITS

(c)  Exhibits.

99.1 Plan of Reorganization dated March 15, 1999.

99.2 Proposed Disclosure Statement dated March 15, 1999.